                                                                    Exhibit 4.1

[CERTIFICATE]

COMMON STOCK                                                       COMMON STOCK
                                 [PIRANHA LOGO]
                           INTERACTIVE PUBLISHING(R)
NUMBER                                                                   SHARES
P_____                                                                   ______
                    PIRANHA INTERACTIVE PUBLISHING, INC.(R)

                                                            SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS
                                                       AND TRANSFER RESTRICTIONS

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

THIS CERTIFIES THAT                                            CUSIP 724251 10 3

                                    SPECIMEN

is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001, OF
                    PIRANHA INTERACTIVE PUBLISHING, INC.(R)

(hereinafter called the "Company") transferable on the books of the Company by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof by acceptance of this certificate consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

              [PIRANHA INTERACTIVE PUBLISHING INC. CORPORATE SEAL]
                                      1996
                                     NEVADA

Dated:


/s/ Timothy M. Brannan                           /s/ J. Wade Stallings, II
-----------------------------------              -----------------------------
Timothy M. Brannan                               J. Wade Stallings, II
CHAIRMAN OF THE BOARD AND PRESIDENT              VICE PRESIDENT AND SECRETARY


COUNTERSIGNED AND REGISTERED:
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                TRANSFER AGENT AND REGISTRAR


                        AUTHORIZED SIGNATURE

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                    PIRANHA INTERACTIVE PUBLISHING, INC.(R)
                       Notice to Holders of Common Stock

        The Company shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Company or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Company's Secretary at the principal office of the Company.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                  UNIF GIFT MIN ACT - __________Custodian_________
        TEN ENT - as tenants by the entireties                                (Cust.)           (Minor)
        JT TEN  - as joint tenants with right of                            under Uniform Gifts to Minors
                  survivorship and not as tenants                           Act _________________________
                  in common                                                            (State)

    Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, __________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney
to transfer the said Shares on the books of the within-named Company with full power of substitution in the premises.


Dated ____________________________      _____________________________________

                                        _____________________________________

                                        _____________________________________
                                        NOTICE: The signature to the
                                        assignment must correspond with the
                                        name as written upon the face of the
                                        Certificate, in every particular,
                                        without any change whatever.


Signature(s) Guaranteed: _____________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                         ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                         STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                         AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                         APPROVED SIGNATURE GUARANTEE MEDALLION
                         PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.